Advisors Series Trust
                           InformationTech 100(R) Fund

                         Supplement dated April 1, 1999,
                      to the Prospectus dated June 29, 1998


On March 5, 1999, the Board of Trustees of Advisors Series Trust approved a proposal by the Fund's Advisor, Bay Isle Financial Corporation, to reorganize the Fund into a series of the Berger Investment Portfolio Trust, thereby bringing the Fund into the Berger Funds, a no-load fund family based in Denver, Colorado. Under the proposal, Bay Isle would continue to be responsible for the day-to-day portfolio management of the Fund. The Fund would maintain its information technology focus, but would no longer be required to invest a specific percentage of its assets in stocks that make up the InformationWeek 100(R) Index. Total Fund operating expenses borne by current Fund shareholders (after waiver) are expected to be the same or lower following the reorganization. The proposed reorganization, which would be tax-free to all shareholders, is subject to shareholder approval and final action by the Trustees of the Berger Investment Portfolio Trust. Further details regarding the proposed reorganization will be contained in a combined proxy statement and prospectus which will be sent to all shareholders within a few months. If approved, the reorganization is expected to take place during the third quarter of 1999.